UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2010

JACK HENRY & ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14112 (Commission File Number)	43-1128385 (I.R.S. Employer Identification No.)

663 Highway 60, P.O. Box 807

Monett, Missouri 65708

(Address of principal executive office) (Zip Code)

(417) 235-6652

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2010, the stockholders of Jack Henry & Associates, Inc. voted to adopt certain amendments (the "Amendments") to the Jack Henry & Associates, Inc. Restricted Stock Plan (the "Plan"). The Plan was adopted by the Company in 2005. The Amendments provide for performance share awards and an increase in the maximum number of shares that can be issued under it to any individual participant in the form of a performance-based award in any single fiscal year from 50,000 shares to 200,000 shares. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendments as reflected in the Plan as amended and restated, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07

Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Jack Henry & Associates, Inc. (the "Company") held on November 9, 2010, the Company's stockholders elected all of the Company's nominees for director, approved certain amendments to the Jack Henry & Associates, Inc. Restricted Stock Plan, and ratified the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the fiscal year ending June 30, 2011.

(1) Election of directors to hold office for one-year terms ending at the 2011 Annual Meeting of Stockholders or until their successors are elected and qualified:

Name	For	Withheld	Broker Non-Votes
Michael E. Henry	66,505,031	6,467,394	7,619,664
Jerry D. Hall	69,766,546	3,205,880	7,619,664
James J. Ellis	70,882,707	2,089,719	7,619,664
Craig R. Curry	68,965,864	4,006,562	7,619,664
Wesley A. Brown	71,256,530	1,715,895	7,619,664
Matthew C. Flanigan	72,179,070	793,355	7,619,664
Marla K. Shepard	72,159,152	813,273	7,619,664
John F. Prim	70,895,529	2,076,896	7,619,664

(2) Approval of amendments to the Company's Restricted Stock Plan as described in Item 5.02 above:

For	Against	Abstain	Broker Non-Votes
67,439,938	2,807,201	2,725,287	7,619,664

(3) Ratification of the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the fiscal year ending June 30, 2011:

For	Against	Abstain
78,478,002	2,048,980	65,108

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.

Description

10.1

Jack Henry & Associates, Inc. Restricted Stock Plan, as amended and restated effective November 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.

(Registrant)

Date: November 12, 2010

By:  /s/ Kevin D. Williams

Kevin D. Williams

Chief Financial Officer